NYSE: CVA April 26, 2018 First Quarter 2018 Earnings Conference Call Exhibit 99.2

April 26, 2018 2 Cautionary Statements All information included in this earnings presentation is based on continuing operations, unless otherwise noted. Forward-Looking Statements Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta Holding Corporation and its subsidiaries (“Covanta”) or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance. Important assumptions and other important factors, risks and uncertainties that could cause actual results to differ materially from those forward-looking statements with respect to Covanta include, but are not limited to: the risks and uncertainties affecting Covanta's business described in periodic securities filings by Covanta with the SEC. Important factors, risks, and uncertainties that could cause actual results of Covanta and the JV to differ materially from those forward-looking statements include, but are not limited to: seasonal or long-term fluctuations in the prices of energy, waste disposal, scrap metal and commodities, and Covanta's ability to renew or replace expiring contracts at comparable prices and with other acceptable terms; adoption of new laws and regulations in the United States and abroad, including energy laws, tax laws, environmental laws, labor laws and healthcare laws; advances in technology; difficulties in the operation of our facilities, including fuel supply and energy delivery interruptions, failure to obtain regulatory approvals, equipment failures, labor disputes and work stoppages, and weather interference and catastrophic events; failure to maintain historical performance levels at Covanta's facilities and Covanta's ability to retain the rights to operate facilities Covanta does not own; Covanta's and the joint ventures ability to avoid adverse publicity or reputational damage relating to its business; difficulties in the financing, development and construction of new projects and expansions, including increased construction costs and delays; Covanta's ability to realize the benefits of long-term business development and bear the costs of business development over time; Covanta's ability to utilize net operating loss carryforwards; limits of insurance coverage; Covanta's ability to avoid defaults under its long-term contracts; performance of third parties under its contracts and such third parties' observance of laws and regulations; concentration of suppliers and customers; geographic concentration of facilities; increased competitiveness in the energy and waste industries; changes in foreign currency exchange rates; limitations imposed by Covanta's existing indebtedness and its ability to perform its financial obligations and guarantees and to refinance its existing indebtedness; exposure to counterparty credit risk and instability of financial institutions in connection with financing transactions; the scalability of its business; restrictions in its certificate of incorporation and debt documents regarding strategic alternatives; failures of disclosure controls and procedures and internal controls over financial reporting; Covanta's and the joint ventures ability to attract and retain talented people; general economic conditions in the United States and abroad, including the availability of credit and debt financing; and other risks and uncertainties affecting Covanta's businesses described periodic securities filings by Covanta with the SEC. Although Covanta believes that its plans, cost estimates, returns on investments, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Covanta's and the joint ventures future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have, or undertake, any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law. Note: All estimates with respect to 2018 and future periods are as of April 26, 2018. Covanta does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law. Discussion of Non-GAAP Financial Measures We use a number of different financial measures, both United States generally accepted accounting principles (“GAAP”) and non-GAAP, in assessing the overall performance of our business. To supplement our assessment of results prepared in accordance with GAAP, we use the measures of Adjusted EBITDA, Free Cash Flow, Free Cash Flow Before Working Capital, and Adjusted EPS which are non-GAAP measures as defined by the Securities and Exchange Commission. The non-GAAP financial measures of Adjusted EBITDA, Free Cash Flow, Free Cash Flow Before Working Capital, and Adjusted EPS as described below, and used in this release, are not intended as a substitute or as an alternative to net income, cash flow provided by operating activities or diluted earnings per share as indicators of our performance or liquidity or any other measures of performance or liquidity derived in accordance with GAAP. In addition, our non-GAAP financial measures may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. The presentations of Adjusted EBITDA, Free Cash Flow, Free Cash Flow Before Working Capital, and Adjusted EPS are intended to enhance the usefulness of our financial information by providing measures which management internally use to assess and evaluate the overall performance of its business and those of possible acquisition or divestiture candidates, and highlight trends in the overall business.

April 26, 2018 3 Q1 2018 Summary (in millions, except per share amounts) Q1 2017 Q1 2018 FY 2018 Guidance (1) Revenue $404 $458 N/A Adjusted EBITDA $51 $100 $425 - $455 Net cash provided by operating activities $9 $3 N/A Free Cash Flow Before Working Capital $(22) $(8) $100 - $130 Free Cash Flow $(17) $(52) $70 - $100 Diluted EPS $(0.41) $1.53 N/A Adjusted EPS $(0.37) $(0.09) N/A (Unaudited) Key Highlights • Affirming 2018 Guidance • Strong plant operations, including record performance at Fairfax • Received Notice to Proceed for the NYC 91st St. Marine Transfer Station – operational commencement scheduled for Q1 2019 • Closed Dublin transaction with the Green Investment Group and progressing on UK development 1) Guidance as of April 26, 2018.

April 26, 2018 4 • New business activity: ▪ Completed construction of Indianapolis MPF ▪ Increased regulated medical waste processing capacity • Q1 2018 revenue drivers vs. Q1 2017: ▪ Same store EfW tip fee revenue: ◦ Pricing up $3 million (2%) ◦ Volume up by $8 million (6%); primarily Fairfax ▪ Dublin added $13 million in waste and service revenue ▪ Internalized profiled waste revenue grew 1% ▪ Environmental services revenue increased 10%, with 3% organic growth • Trends and outlook: ▪ Further increases in waste processing volumes ▪ Same store pricing to accelerate from Q1 ▪ Continued growth at Covanta Environmental Solutions ◦ Increased utilization of MPFs ◦ Faster growth of internalized profiled waste Waste Update 1) Excludes liquid waste. Note: certain amounts may not total due to rounding. (Unaudited) (in millions, except price) Q1 2017 Q1 2018 2018E Waste & Service Revenue: EfW Tip Fees $131 $153 $600 - $620 EfW Service Fees 98 99 410 - 420 Environmental Services 29 32 135 - 145 Municipal Services 44 45 200 Other 8 8 40 Intercompany (23) (26) (100) Total $286 $312 $1,285 - $1,325 EfW Tons: (1) Tip Fee Contracted 1.9 2.1 8.6 - 8.7 Tip Fee Uncontracted 0.6 0.7 2.2 Service Fee 2.1 2.1 9.1 - 9.2 Total 4.6 4.8 19.9 - 20.1 EfW Tip Fee Revenue/Ton: Contracted $48.68 $53.33 Uncontracted $68.45 $65.38 Average Tip Fee $54.11 $56.20 $56 - $57

April 26, 2018 5 Energy Update (in millions, except price) Q1 2017 Q1 2018 2018E Energy Revenue: Energy Sales $76 $87 $265 - $285 Capacity 9 13 50 Total 86 100 $315 - $335 MWh Sold: Contracted 0.6 0.5 1.9 - 2.0 Hedged 0.6 0.8 3.0 Market 0.2 0.3 1.4 - 1.5 Total 1.4 1.6 6.3 - 6.5 Revenue per MWh: (1) Contracted $70.85 $67.86 $65 - $66 Hedged $47.76 $50.07 $33 Market $24.44 $44.08 $25 - $37 Average $53.76 $54.56 $40 - $44 • Q1 2018 revenue drivers vs. Q1 2017: ▪ Energy revenue, including capacity, increased $8 million (10%) on a same store basis ◦ Energy price up 3% ◦ Energy volume up $5 million; primarily Fairfax ◦ Capacity revenue improved by $1 million ▪ PPA expirations, including higher revenue share and greater capacity increased revenue by $2 million ▪ Dublin contributed $5 million • Trends and outlook: ▪ Higher generation expected in 2018 ▪ Pricing improved in Q1 on weather; full year outlook unchanged ▪ Hedge activity: ◦ Highly hedged in 2018 with only 1.4 - 1.5 million MWh exposed to market prices ◦ Actively reducing 2019 and 2020 market exposure 1) Excludes capacity revenue. Note: certain amounts may not total due to rounding. (Unaudited)

April 26, 2018 6 • Q1 2018 revenue drivers vs. Q1 2017: ▪ Ferrous: ◦ Price up $1 million (12%) ◦ Sales volume up by $3 million (34%) on greater plant throughput and shipment timing ▪ Non-ferrous: ◦ Realized pricing up $5 million, a doubling from 2017, due to improved quality from processing ◦ Sales volume down by $2 million (39%) as increased processing offset greater recovery • Trends and outlook: ▪ Increases in ferrous/non-ferrous recovery ▪ HMS priced at $353 per ton in April ◦ Full year outlook increased to $250 - $300 ▪ Initial tariff impacts on ferrous/non-ferrous are positive but longer term implications are less clear Recycled Metals Update ($ in millions, except price; tons in thousands) Q1 2017 Q1 2018 2018E Metals Revenue: Ferrous $10 $15 $45 - $55 Non-Ferrous 6 9 45 - 55 Total $16 $24 $90 - $110 Tons Recovered: Ferrous 95 102 420 - 430 Non-Ferrous 9 11 40 - 45 Tons Sold: Ferrous 60 77 335 - 345 Non-Ferrous 9 7 28 - 33 Revenue per Ton Sold: Ferrous $169 $193 $135 - $165 Non-Ferrous $615 $1,192 $1,450 - $1,600 Average HMS index price (1) $272 $321 $250 - $300 Average Old Cast Aluminum (2) $0.60 $0.61 ~$0.61 1) 2018 and 2017 average #1 Heavy Melt Steel composite index ($ / gross ton) as published by American Metal Market. 2) 2018 and 2017 average Old Cast Aluminum Scrap ($ / pound) calculated using the high price as published by American Metal Market. Note: certain amounts may not be totaled due to rounding. (Unaudited)

April 26, 2018 7 • Q1 2018 drivers vs. Q1 2017: ▪ Total EfW maintenance (expense + capex) higher year over year ◦ Timing of planned maintenance expense ◦ Increased capex in line with forecast ▪ Other plant operating expense increased due to: ◦ Dublin operations added $6 million ◦ CES growth ◦ Non-ferrous processing facility operations ▪ $7 million in business interruption proceeds received in Q1 2018 • Trends and outlook: ▪ 33% of 2018 scheduled maintenance spend completed in Q1 and full year outlook is unchanged ▪ Other plant operating expense to increase year over year due to the full year impact of Dublin ▪ Additional $5 million of business interruption insurance recoveries expected in 2H18 Maintenance and Operating Expenses (in millions) Q1 2017 Q1 2018 2018E Plant Maintenance Expense: EfW $97 $89 $285 - $295 Other 1 1 Total $98 $90 Maintenance Capex: EfW $25 $44 $105 - $115 Other 1 1 25 Total $27 $45 $130 - $140 Total EfW Maintenance Spend $122 $133 $390 - $410 Other Plant Operating Expense: EfW $165 $177 Other 70 78 Total $234 $255 Other Operating Expense $15 $8 (Unaudited) Note: certain amounts may not total due to rounding.

April 26, 2018 8 Financial Overview

April 26, 2018 9 1) Includes waste and service revenue, energy and metals volume, metals processing, and construction activity. 2) Energy price includes capacity payments. Note: certain amounts may not total due to rounding. (1) (2) Revenue: Q1 2018 vs. Q1 2017

April 26, 2018 10 Adjusted EBITDA: Q1 2018 vs. Q1 2017 1) Includes waste and service revenue, energy and metals volume, metals processing, plant operating costs, construction activity, insurance proceeds and overhead. 2) Energy price includes capacity payments and RECs. (1) (2)

April 26, 2018 11 Free Cash Flow: Q1 2018 vs. Q1 2017 (1) 1) Includes capital type expenditures at client owned facilities.

April 26, 2018 12 Growth Investment Outlook (Unaudited, in millions) FY 2017 Actual Q1 2018 FY 2018 Outlook Organic growth investments (1) $37 $8 ~$20 New York City MTS contract - - ~15 Acquisitions 17 4 4 Subtotal: Corporate funded $54 $12 ~$40 Dublin facility construction 117 17 ~25 Total growth investments $171 $29 ~$65 1) Organic growth programs are focused primarily on growing waste, energy and metal revenue generated by our existing assets. Note: certain amounts may not total due to rounding. • Expect to spend a total of $35 million on 91st Street MTS with ~$20 million of spend in 2019 • 2018 spend on Dublin relates to final payments for plant completion that were funded at year end 2017 • The following items are not reflected in the 2018 outlook above: ▪ Rookery – Covanta equity commitment and timing of spend to be disclosed when project reaches financial close ▪ Ash processing – expect to spend ~$25 million on first unit once permit is received ▪ Acquisitions to be targeted on an opportunistic basis – potential additional activity not reflected in FY 2018 outlook

April 26, 2018 13 (Face value; unaudited, in millions) 12/31/2016 12/31/2017 3/31/2018 Cash and Cash Equivalents $84 $46 $51 Corporate Debt: Secured $608 $705 $645 Unsecured 1,664 1,664 1,664 Total Corporate Debt $2,272 $2,369 $2,309 Project Debt 406 171 162 Total Debt $2,678 $2,540 $2,471 Net Debt (1) $2,547 $2,469 $2,400 Stockholders’ Equity $469 $427 $645 Credit Ratios: Consolidated Leverage Ratio (1) 6.2x 6.4x 5.6x Senior Credit Facility Leverage Ratio (2) 3.0x 3.6x 3.0x Capitalization Summary 1) Consolidated Leverage Ratio is equal to Net debt, calculated as total principal amount of debt outstanding less cash and cash equivalents, debt service principal-related restricted funds ($13 million at March 31, 2018) and escrowed construction financing proceeds ($7 million at March 31, 2018) divided by Adjusted EBITDA excluding the impact of Dublin Adjusted EBITDA. 2) Leverage ratio as calculated for senior credit facility covenant. Effectively represents leverage at Covanta Energy, LLC and subsidiaries.

April 26, 2018 14 Appendix

April 26, 2018 15 Long-term Outlook: Energy Detail Consolidated EfW (Unaudited, in millions, except price) 2016A 2017A 2018E 2019E 2020E 2021E 2022E MWh Sold – CVA Share: Contracted 3.1 2.5 2.0 2.0 2.0 1.9 1.9 Hedged 1.9 2.7 3.0 1.6 0.1 — — Market 1.0 0.8 1.5 2.9 4.4 4.7 4.7 Total MWh Sold 6.1 6.0 ~6.4 ~6.5 ~6.5 ~6.6 ~6.6 Market Sales (MWh) by Geography: PJM East 0.3 0.2 0.8 1.7 2.6 2.7 2.7 NEPOOL 0.2 0.2 0.2 0.7 1.2 1.2 1.2 NYISO 0.1 0.1 0.1 0.1 0.2 0.3 0.3 Other 0.4 0.3 0.4 0.4 0.4 0.4 0.4 Total Market Sales 1.0 0.8 1.5 2.9 4.4 4.7 4.7 Revenue per MWh: (1) Contracted $65.98 $69.36 ~$66 Hedged $42.77 $34.92 ~$33 Market $31.35 $28.84 ~$31 Average Revenue per MWh $52.70 $48.26 ~$42 Note: hedged generation as presented above reflects only existing hedges. Certain amounts may not total due to rounding. 1) Excludes capacity revenue. • Note: Production estimates for 2019 - 2022 are approximated based on historical operating performance and expected contract structures

April 26, 2018 16 1) Adjustment for impact of adoption of FASB ASC 853 – Service Concession Arrangements. 2) Adjustment beginning in 2018 to reconcile the Equity in Income from unconsolidated investments to Proportional Adjusted EBITDA by adjusting for the proportional impact of depreciation & amortization, interest expense, and taxes at the unconsolidated subsidiary. Non-GAAP Reconciliation: Adjusted EBITDA Q1 Full Year LTM (Unaudited, in millions) 2017 2018 2016 2017 March 31, 2018 Net (Loss) Income $(52) $201 $(4) $57 $310 Depreciation and amortization expense 52 54 207 215 217 Interest expense, net 36 38 138 147 149 Income tax (benefit) expense (11) (9) 22 (191) (189) Impairment charges — — 20 2 2 Debt service billings in excess of revenue recognized 1 1 4 5 5 Severance and reorganization costs — 2 3 1 3 Stock-based compensation expense 5 9 16 18 22 Capital type expenditures at client owned facilities (1) 14 12 39 55 53 Loss (gain) on asset sales 4 (210) (44) 6 (208) Loss on extinguishment of debt — — — 84 84 Business development costs — 2 2 5 6 Property insurance recoveries — (7) — (2) (9) Adjustments to reflect Adjusted EBITDA from unconsolidated investments (2) — 4 — — 4 Other 2 3 7 6 8 Total adjustments 103 (101) 414 351 147 Adjusted EBITDA $51 $100 $410 $408 $457

April 26, 2018 17 1) Guidance as of April 26, 2018. 2) Adjustment for impact of adoption of FASB ASC 853 – Service Concession Arrangements. 3) Adjustment beginning in 2018 to reconcile the Equity in Income from unconsolidated investments to Proportional Adjusted EBITDA by adjusting for the proportional impact of depreciation & amortization, interest expense, and taxes at the unconsolidated subsidiary. 4) Adjustment for the impact of the adoption of ASU 2016-18 effective January 1, 2018. As a result of adoption, the statement of cash flows explains the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, changes in restricted funds are eliminated in arriving at net cash, cash equivalents and restricted funds provided by operating activities. Non-GAAP Reconciliation: Free Cash Flow and Free Cash Flow Before Working Capital Q1 Full Year (Unaudited, in millions) 2017 2018 Estimated 2018 (1) Adjusted EBITDA $51 $100 $425 - $455 Cash paid for interest, net of capitalized interest (26) (33) (140) Cash paid for taxes, net 1 — (5) Capital type expenditures at client owned facilities (2) (14) (12) (40) Equity in net income from unconsolidated investments — — (5-10) Adjustments to reflect Adjusted EBITDA from unconsolidated investments (3) — (4) (20) Dividends from unconsolidated investments — — 10 Adjustment for working capital and other (3) (48) (20 - 40) Net cash provided by operating activities $9 $3 $195 - $225 Changes in restricted funds - operating (4) 1 (10) 10 Maintenance capital expenditures (27) (45) (140 - 130) Free Cash Flow $(17) $(52) $70 - $100 Less: Changes in Working Capital (5) 44 20 - 40 Free Cash Flow Before Working Capital $(22) $(8) $100 - $130

April 26, 2018 18 Non-GAAP Reconciliation: Adjusted EPS Q1 (Unaudited, in millions, except per share amounts) 2017 2018 Diluted (Loss) Earnings Per Share: $(0.41) $1.53 Reconciling Items 0.04 (1.62) Adjusted EPS $(0.37) $(0.09) Reconciling Items Impairment charges $— $— Severance and reorganization costs — 2 Loss on extinguishment of debt — — Effect on income of derivative instruments not designated as hedging instruments — — Property insurance recoveries — (7) Effect of foreign exchange loss on indebtedness — 1 Loss (gain) on sale of assets 4 (210) Other — (1) Total Reconciling Items, pre-tax 4 (215) Pro forma income tax impact — 2 Grantor trust activity 1 — Adjustment to uncertain tax positions — — Impact of federal tax reform change — — Transition tax — — Total Reconciling Items, net of tax $5 $(213) Diluted Per Share Impact 0.04 (1.62) Diluted Weighted Average Shares Outstanding 129 132

April 26, 2018 19 Non-GAAP Financial Measures Free Cash Flow and Free Cash Flow Before Working Capital Free Cash Flow is defined as cash flow provided by operating activities, plus changes in restricted funds - operating, less maintenance capital expenditures, which are capital expenditures primarily to maintain our existing facilities. Free Cash Flow Before Working Capital is defined as Free Cash Flow excluding changes in working capital. We use the non-GAAP measures of Free Cash Flow and Free Cash Flow Before Working Capital as criteria of liquidity and performance-based components of employee compensation. We use Free Cash Flow and Free Cash Flow Before Working Capital as measures of liquidity to determine amounts we can reinvest in our core businesses, such as amounts available to make acquisitions, invest in construction of new projects, make principal payments on debt, or amounts we can return to our stockholders through dividends and/or stock repurchases. In order to provide a meaningful basis for comparison, we are providing information with respect to our Free Cash Flow for the three and three months ended March 31, 2018 and 2017 reconciled for each such period to cash flow provided by operating activities, which we believe to be the most directly comparable measure under GAAP. Adjusted EBITDA We use Adjusted EBITDA to provide additional ways of viewing aspects of operations that, when viewed with the GAAP results provide a more complete understanding of our core business. As we define it, Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, as adjusted for additional items subtracted from or added to net income including the effects of impairment losses, gains or losses on sales, dispositions or retirements of assets, adjustments to reflect the Adjusted EBITDA from our unconsolidated investments, adjustments to exclude significant unusual or non-recurring items that are not directly related to our operating performance plus adjustments to capital type expenses for our service fee facilities in line with our credit agreements. We adjust for these items in our Adjusted EBITDA as our management believes that these items would distort their ability to efficiently view and assess our core operating trends. As larger parts of our business is being conducted through unconsolidated entities that we do not control, we are adjusting for our proportionate share of the entities depreciation and amortization, interest expense and taxes in order to improve comparability to the Adjusted EBITDA of our wholly owned entities. In order to provide a meaningful basis for comparison, we are providing information with respect to our Adjusted EBITDA for the three and three months ended March 31, 2018 and 2017, reconciled for each such period to net income and cash flow provided by operating activities, which are believed to be the most directly comparable measures under GAAP. Our projections of the proportional contribution of our interests in the JV to our Adjusted EBITDA and Free Cash Flow are not based on GAAP net income/loss or Cash flow provided by operating activities, respectively, and are anticipated to be adjusted to exclude the effects of events or circumstances in 2018 that are not representative or indicative of our results of operations and that are not currently determinable. Due to the uncertainty of the likelihood, amount and timing of any such adjusting items, we do not have information available to provide a quantitative reconciliation of projected net income/loss to an Adjusted EBITDA projection. Adjusted EPS Adjusted EPS excludes certain income and expense items that are not representative of our ongoing business and operations, which are included in the calculation of Diluted Earnings Per Share in accordance with GAAP. The following items are not all-inclusive, but are examples of reconciling items in prior comparative and future periods. They would include impairment charges, the effect of derivative instruments not designated as hedging instruments, significant gains or losses from the disposition or restructuring of businesses, gains and losses on assets held for sale, transaction-related costs, income and loss on the extinguishment of debt and other significant items that would not be representative of our ongoing business. We will use the non-GAAP measure of Adjusted EPS to enhance the usefulness of our financial information by providing a measure which management internally uses to assess and evaluate the overall performance and highlight trends in the ongoing business. In order to provide a meaningful basis for comparison, we are providing information with respect to our Adjusted EPS for the three and three months ended March 31, 2018 and 2017, reconciled for each such period to diluted income per share, which is believed to be the most directly comparable measure under GAAP.